HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

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Supplement dated January 25, 2013 to your Prospectus

1.  INVESTMENT ADVISER CHANGE

Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced HL Investment Advisors, LLC (“HL Advisors”) as the investment adviser for the following Funds:

Hartford Capital Appreciation HLS Fund – Class IA

Hartford Dividend and Growth HLS Fund – Class IA

Hartford Index HLS Fund – Class IA

Hartford International Opportunities HLS Fund – Class IA

Hartford MidCap HLS Fund – Class IA

Hartford Money Market HLS Fund – Class IA

Hartford Stock HLS Fund – Class IA

Hartford Total Return Bond HLS Fund – Class IA

2.  INVESTMENT ADVISER CHANGE & SUB-ADVISER ADDITION

OPPENHEIMER INTERNATIONAL BOND FUND – CLASS A

Effective January 1, 2013, (1) OFI Global Asset Management, Inc. replaced OppenheimerFunds, Inc. as investment adviser and (2) OppenheimerFunds, Inc. became the sub-adviser to the Oppenheimer International Bond Fund.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.